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Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

December 31, 2004

(unaudited)

Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050
Tel: (516) 767-6492  Fax: (516) 767-6497
www.cedarshoppingcenters.com

Cedar Shopping Centers, Inc.
Supplemental Financial Information
December 31, 2004
(unaudited)

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Cedar Shopping Centers, Inc.
Supplemental Financial Information
December 31, 2004
(unaudited)

Disclosures

Forward Looking Statements

          Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, which express the Company’s belief, expectations, or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a r esult of factors outside of the Company’s control. Certain factors that migfht cause such a difference include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the eastern United States in particular; the financial viability of tenants; the continuing availability of shopping center acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; the Company’s potential inability to realize the level of proceeds from property sales as initially expected; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and marke t factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to refinance debt obligations when due.

Basis of Presentation

          The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by GAAP. The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2004.

          Cedar Shopping Centers Partnership, L.P. (the “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. As of December 31, 2004 and 2003, respectively, the Company owned approximately a 97.3% and a 97.4% economic interest in, and was the sole general partner of, the OP. The limited partners’ interest in the OP is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to, and convertible into, shares of the Company’s common stock on a one-for-one basis. With respect to its joint ventures, the Company has general partnership interests ranging from 20% to 50% and, as the Company is the sole general partner and exercises substantial operating control over these entities, such partnerships are consolidated in the Company’s financial statements.

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Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

          The Company considers FFO to be a relevant and meaningful supplemental measure of the performance of the Company because it is predicated on a cash flow analysis, contrasted with net income, a measure predicated on GAAP, which gives effect to non-cash items such as depreciation and amortization. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), as income before allocation to minority interests (computed in accordance with GAAP), excluding gains or losses from debt restructurings and sales of property, plus depreciation and amortization, and after preferred stock distribution requirements and adjustments for any unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures would be computed to re flect FFO on the same basis. In computing FFO, the Company does not add back to net income the amortization of costs incurred in connection with its financing or hedging activities or depreciation of non-real estate assets, but would adjust net income for those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to cash flow as a measure of liquidity. Since the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)

	December 31,

	2004	2003

Equity market capitalization (end of period):
Common shares outstanding	19,350,981	16,456,011
OP Units outstanding	454,469	439,421
Closing market price	$14.30	$12.42
8-7/8 Series A Cumulative Redeemable
Preferred Stock shares outstanding	2,350,000	—
Closing market price	$26.39	$—
Equity market capitalization	$345,234,000	$209,841,000
Pro rata share of outstanding debt	212,142,000	125,762,000

Total capitalization	$557,376,000	$335,603,000

Ratio of pro rata share of outstanding debt to total capitalization	38.1%	37.5%

	Three months ended December 31,

	2004	2003

Total revenues	$14,738,000	$8,585,000
Net income (loss) applicable to common shareholders	$1,248,000	$(20,884,000)
Per common share	$0.07	$(1.86)
Dividends to common shareholders	$3,712,000	$—
Per common share	$0.225	$—
Average number of common shares outstanding	17,344,000	11,253,000
FFO	$4,312,000	$(20,498,000)
Per common share/OP unit	$0.24	$(1.75)
AFFO	$3,815,000	$(20,953,000)
Per common share/OP unit	$0.21	$(1.79)
Avg. no. of common shares/OP units outstanding	17,799,000	11,735,000

	Year ended December 31,

	2004	2003

Total revenues	$51,144,000	$26,679,000
Net income (loss) applicable to common shareholders	$5,702,000	$(21,351,000)
Per common share	$0.34	$(7.09)
Dividends to common shareholders	$13,750,000	$—
Per common share	$0.835	$—
Average number of common shares outstanding	16,681,000	3,010,000
FFO	$15,625,000	$(20,588,000)
Per common share/OP unit	$0.91	$(5.79)
AFFO	$13,437,000	$(21,612,000)
Per common share/OP unit	$0.78	$(6.08)
Avg. no. of common shares/OP units outstanding	17,131,000	3,557,000

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)
(continued)

	December 31,

	2004	2003

Real estate, net	505,325,000	324,531,000
Other assets	31,835,000	25,116,000

Total assets	$537,160,000	$349,647,000

Total debt	$248,630,000	$162,458,000
Other liabilities	34,239,000	19,571,000
Minority interests	11,995,000	12,435,000
Limited partners’ interest in OP	6,542,000	4,035,000
Shareholders’ equity	235,754,000	151,148,000

Total liabilities and equity	$537,160,000	$349,647,000

Fixed-rate mortgages	$161,475,000	$116,537,000
Variable-rate mortgages	18,955,000	28,921,000

Total mortgages	180,430,000	145,458,000
Secured revolving credit facility	68,200,000	17,000,000

Total debt	$248,630,000	$162,458,000

Pro rata share of total debt	$212,142,000	$125,287,000

Weighted average interest rates at year end:
Fixed-rate mortgages	6.5%	7.2%
Variable-rate mortgages	4.7%	4.7%
Total mortgages	6.3%	6.7%
Secured variable rate revolving credit facility	3.9%	3.4%
Total debt	5.7%	6.4%

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CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets Information
(unaudited)

	December 31, 2004			December 31, 2003

	Total	Joint venture properties	Wholly-owned properties	Total	Joint venture properties	Wholly-owned properties

Assets:
Real estate:
Land	$97,617,000	$14,409,000	$83,208,000	$61,774,000	$14,409,000	$47,365,000
Buildings and improvements	423,735,000	54,083,000	369,652,000	269,031,000	52,755,000	216,276,000

	521,352,000	68,492,000	452,860,000	330,805,000	67,164,000	263,641,000
Less accumulated depreciation	(16,027,000)	(3,055,000)	(12,972,000)	(6,274,000)	(1,663,000)	(4,611,000)

Real estate, net	505,325,000	65,437,000	439,888,000	324,531,000	65,501,000	259,030,000
Cash and cash equivalents	8,457,000	—	8,457,000	6,154,000	—	6,154,000
Cash at joint ventures	1,193,000	1,193,000	—	1,003,000	1,003,000	—
Construction / improvement and other escrows	5,912,000	1,408,000	4,504,000	6,665,000	1,343,000	5,322,000
Receivables:
Rents and other, net	1,929,000	216,000	1,713,000	2,098,000	(46,000)	2,144,000
Straight-line rents	2,554,000	668,000	1,886,000	1,171,000	442,000	729,000
Other assets	2,379,000	271,000	2,108,000	1,540,000	109,000	1,431,000
Deferred charges, net:
Leasing costs	6,163,000	226,000	5,937,000	3,206,000	30,000	3,176,000
Financing costs	2,994,000	675,000	2,319,000	1,874,000	786,000	1,088,000
Interest rate swaps/caps	—	—	—	1,339,000	—	1,339,000
Other	254,000	—	254,000	66,000	—	66,000

Total assets	$537,160,000	$70,094,000	$467,066,000	$349,647,000	$69,168,000	$280,479,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$180,430,000	$50,224,000	$130,206,000	$145,458,000	$50,379,000	$95,079,000
Secured revolving credit facility	68,200,000	—	68,200,000	17,000,000	—	17,000,000
Accounts payable and accrued expenses	5,549,000	464,000	5,085,000	4,334,000	691,000	3,643,000
Tenant advance payments and security deposits	3,463,000	533,000	2,930,000	1,685,000	403,000	1,282,000
Unamortized intangible lease liabilities	25,227,000	1,185,000	24,042,000	13,552,000	1,345,000	12,207,000

Total liabilities	282,869,000	52,406,000	230,463,000	182,029,000	52,818,000	129,211,000

Minority interests	11,995,000	11,995,000	—	12,435,000	12,435,000	—
Limited partners’ interest in consolidated OP	6,542,000	154,000	6,388,000	4,035,000	102,000	3,933,000
Equity (a)	235,754,000	5,539,000	230,215,000	151,148,000	3,813,000	147,335,000

Total liabilities and equity	$537,160,000	$70,094,000	$467,066,000	$349,647,000	$69,168,000	$280,479,000

(a) Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned properties.

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations Information (a)
(unaudited)

	Three months ended December 31, 2004			Three months ended December 31, 2003

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$10,117,000	$1,813,000	$8,304,000	$6,173,000	$1,958,000	$4,215,000
Percentage rents	131,000	19,000	112,000	44,000	21,000	23,000
Straight-line rents	428,000	22,000	406,000	315,000	106,000	209,000
Amortization of intangible lease liabilities	599,000	47,000	552,000	289,000	10,000	279,000

	11,275,000	1,901,000	9,374,000	6,821,000	2,095,000	4,726,000
Expense recoveries	3,377,000	552,000	2,825,000	1,597,000	507,000	1,090,000
Interest and other	86,000	3,000	83,000	167,000	2,000	165,000

Total revenues	14,738,000	2,456,000	12,282,000	8,585,000	2,604,000	5,981,000

Expenses:
Operating, maintenance and management	3,005,000	376,000	2,629,000	2,406,000	546,000	1,860,000
Real estate and other property- related taxes	1,165,000	220,000	945,000	966,000	264,000	702,000
General and administrative	1,242,000	—	1,242,000	1,619,000	—	1,619,000
Depreciation and amortization	3,687,000	409,000	3,278,000	2,279,000	445,000	1,834,000
Interest	2,678,000	982,000	1,696,000	1,879,000	1,131,000	748,000
One-time transaction costs associated with 2003 public offering	—	—	—	20,788,000	—	20,788,000

Total expenses	11,777,000	1,987,000	9,790,000	29,937,000	2,386,000	27,551,000

Income (loss) before minority and limited partners’ interests	2,961,000	469,000	2,492,000	(21,352,000)	218,000	(21,570,000)
Minority interests	(371,000)	(371,000)	—	(193,000)	(193,000)	—
Limited partners’ interest	(70,000)	(3,000)	(67,000)	698,000	(4,000)	702,000

Net income (loss)	2,520,000	95,000	2,425,000	(20,847,000)	21,000	(20,868,000)
Preferred distribution requirements	(1,272,000)	—	(1,272,000)	(37,000)	—	(37,000)

Net income (loss) applicable to common shareholders	$1,248,000	$95,000	$1,153,000	$(20,884,000)	$21,000	$(20,905,000)

Per common share	$0.07	$—	$0.07	$(1.86)	$—	$(1.86)

Average number of common shares outstanding	17,344,000	17,344,000	17,344,000	11,253,000	11,253,000	11,253,000

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations Information (a)
(unaudited)
(continued)

	Year ended December 31, 2004			Year ended December 31, 2003

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$36,118,000	$7,069,000	$29,049,000	$19,014,000	$9,068,000	$9,946,000
Percentage rents	505,000	39,000	466,000	215,000	69,000	146,000
Straight-line rents	1,333,000	226,000	1,107,000	835,000	456,000	379,000
Amortization of intangible lease liabilities	2,154,000	161,000	1,993,000	879,000	118,000	761,000

	40,110,000	7,495,000	32,615,000	20,943,000	9,711,000	11,232,000
Expense recoveries	10,565,000	1,809,000	8,756,000	5,509,000	2,137,000	3,372,000
Interest and other	469,000	14,000	455,000	227,000	20,000	207,000

Total revenues	51,144,000	9,318,000	41,826,000	26,679,000	11,868,000	14,811,000

Expenses:
Operating, maintenance and management	10,751,000	1,432,000	9,319,000	7,190,000	2,124,000	5,066,000
Real estate and other property- related taxes	4,872,000	875,000	3,997,000	2,861,000	1,261,000	1,600,000
General and administrative	3,575,000	—	3,575,000	3,161,000	—	3,161,000
Depreciation and amortization	12,401,000	1,532,000	10,869,000	5,196,000	2,139,000	3,057,000
Interest	10,239,000	3,931,000	6,308,000	9,412,000	5,180,000	4,232,000
One-time transaction costs associated with 2003 public offering	—	—	—	20,788,000	—	20,788,000

Total expenses	41,838,000	7,770,000	34,068,000	48,608,000	10,704,000	37,904,000

Income (loss) before minority and limited partners’ interests	9,306,000	1,548,000	7,758,000	(21,929,000)	1,164,000	(23,093,000)
Minority interests	(1,229,000)	(1,229,000)	—	(983,000)	(983,000)	—
Limited partners’ interest	(217,000)	(9,000)	(208,000)	1,637,000	(111,000)	1,748,000

Net income (loss)	7,860,000	310,000	7,550,000	(21,275,000)	70,000	(21,345,000)
Preferred distribution requirements	(2,158,000)	—	(2,158,000)	(76,000)	—	(76,000)

Net income (loss) applicable to common shareholders	$5,702,000	$310,000	$5,392,000	$(21,351,000)	$70,000	$(21,421,000)

Per common share	$0.34	$0.02	$0.32	$(7.09)	$0.02	$(7.11)

Average number of common shares outstanding	16,681,000	16,681,000	16,681,000	3,010,000	3,010,000	3,010,000

(a) In connection with the public offering concluded during the fourth quarter of 2003, Cedar acquired a 100% interest in several of the properties that were previously owned in joint venture, as well as the limited partner’s interest in the Operating Partnership.
The results of operations of the properties which remain jointly-owned througout both years are summarized as follows (for comparability, the limited partners’ interest for all periods reflect the 2004 position):

	Three months ended December 31,		Years ended December 31,

	2004	2003	2004	2003

Revenues	$2,456,000	$2,053,000	$9,318,000	$7,887,000
Expenses	1,987,000	1,863,000	7,770,000	7,016,000

Operating income	469,000	190,000	1,548,000	871,000
Minority interests	(371,000)	(158,000)	(1,229,000)	(748,000)
Limited partners’ interest	(3,000)	(1,000)	(9,000)	(3,000)

Net income	$95,000	$31,000	$310,000	$120,000

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CEDAR SHOPPING CENTERS, INC.
Reconciliation of Net Income (Loss) to
Funds From Operations (“FFO”) and
Adjusted Funds From Operations (“AFFO”)
(unaudited)

	Three months ended December 31,		Year ended December 31,

	2004	2003	2004	2003

Net income (loss) (1)	$2,520,000	$(20,847,000)	$7,860,000	$(21,275,000)
Add (deduct):
Depreciation and amortization	3,253,000	1,441,000	10,622,000	3,878,000
Limited partners’ interest	70,000	(698,000)	217,000	(1,637,000)
Preferred distribution requirements	(1,307,000)	(124,000)	(2,218,000)	(254,000)
Minority interests	371,000	193,000	1,229,000	983,000
Minority interests’ share of FFO	(595,000)	(463,000)	(2,085,000)	(2,283,000)

FFO	4,312,000	(20,498,000)	15,625,000	(20,588,000)
Add (deduct):
Straight-line rents	(428,000)	(315,000)	(1,333,000)	(835,000)
Minority interests’ share of straight-line rents	19,000	81,000	162,000	352,000
Provision for tenant improvements and capital expenditures (2)	(467,000)	(309,000)	(1,726,000)	(946,000)
Minority interests’ share of provision for tenant improvements and capital expenditures (2)	76,000	88,000	305,000	405,000
Pre-occupancy rents received in connection with the Camp Hill redevelopment project	303,000	—	404,000	—

AFFO	$3,815,000	$(20,953,000)	$13,437,000	$(21,612,000)

FFO per common share/unit outstanding	$0.24	$(1.75)	$0.91	$(5.79)
AFFO per common share/unit outstanding	$0.21	$(1.79)	$0.78	$(6.08)

Average common shares/OP units outstanding (3)	17,799,000	11,735,000	17,131,000	3,557,000

(1) Net income (loss) includes income from amortization of intangible lease liabilities of $599,000, $289,000, $2,154,000 and $879,000, respectively. The minority interests’ share of such amortization was $30,000, $9,000, $123,000 and $86,000, respectively. Net income (loss) also includes a charge for the ineffective portion of the change in the fair value of the Company’s derivative financial instruments of $134,000, $0, $730,000, and $0, respectively. Minority interests did not share in such charge.

(2) The provision for tenant improvements and capital expenditures is calculated at the rate of $0.55 per sq. ft. per annum on the respective properties, excluding development/redevelopment properties.

(3) Assumes conversion of OP Units.

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of December 31, 2004

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF	Major tenants [>=20,000 SF of GLA]

								Name	SF	Lease expiration

STABILIZED PROPERTIES (1):
The Point	2000	100%	255.447	1972/2001	20	100%	$10.01	Giant Foods	55,000	07/31/2021
Harrisburg, PA								Burlington Coat Factory	76,665	01/31/2011
								Staples	24,000	08/31/2013
								A.C. Moore	20,000	07/31/2008
Academy Plaza	2001	100%	152,878	1965/1998	34	100%	11.24	Acme Markets	50,918	09/31/2018
Philadelphia, PA								Raising Horizons Charter School	20,092	08/31/2005
Port Richmond Village	2001	100%	154,908	1988	31	100%	12.07	Thriftway	40,000	10/31/2008
Philadelphia, PA								Pep Boys	20,615	01/31/2009
Washington Center Shoppes	2001	100%	153,260	1979/1995	29	99%	7.39	Acme Markets	66,046	12/02/2020
Washington Township, NJ								Powerhouse Gym	20,742	12/31/2012
Red Lion	2002	20%	224,269	1970/2000	17	87%	12.22	Best Buy Stores	46,000	01/31/2014
Philadelphia, PA								Sports Authority	43,825	08/15/2005
								Staples	23,942	07/31/2015
Loyal Plaza	2002	25%	293,931	1969/2000	26	100%	7.30	K-Mart	102,558	08/31/2006
Williamsport, PA								Giant Foods	66,935	10/31/2019
								Staples	20,661	11/30/2014
LA Fitness Facility	2002	50%	41,000	2003	1	100%	18.09	LA Fitness	41,000	12/31/2018
Fort Washington, PA
Fairview Plaza	2003	30%	69,579	1992	5	97%	11.40	Giant Foods	59,237	02/28/2017
New Cumberland, PA
Halifax Plaza	2003	30%	54,150	1994	9	100%	10.27	Giant Foods	32,000	10/11/2019
Halifax, PA
Newport Plaza	2003	30%	66,789	1996	9	100%	10.08	Giant Foods	43,400	05/31/2021
Newport, PA
Pine Grove Plaza	2003	100%	79,306	2001/2002	15	97%	10.47	Peebles	24,963	01/31/2022
Pemberton Township, NJ

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of December 31, 2004
(continued)

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF	Major tenants [>=20,000 SF of GLA]

								Name	SF	Lease expiration

Swede Square	2003	100%	98,792	1980/2004	16	88%	13.13	LA Fitness	37,200	06/30/2016
East Norriton, PA
Valley Plaza	2003	100%	191,189	1975/1994	7	100%	4.33	K-Mart	95,810	09/30/2009
Hagerstown, MD								Ollie’s	41,888	03/31/2011
								Tractor Supply	32,095	05/31/2010
Wal-Mart Center	2003	100%	155,842	1972/2000	8	95%	5.32	Wal-Mart	95,482	01/31/2020
Southington, CT								Namco	20,000	01/31/2011
South Philadelphia	2003	100%	283,486	1950/2003	26	97%	12.87	Shop Rite	54,388	09/30/2018
Philadelphia, PA								Bally’s Total Fitness	31,000	05/31/2017
								Ross Stores	31,349	01/31/2013
								National Wholesale Liquidators	26,000	01/31/2016
								Modell’s	20,000	01/31/2018
								Strauss Discount Auto	20,000	11/30/2013
River View Plaza I, II and III	2003	100%	244,225	1991/1998	22	95%	18.43	United Artists	77,700	12/31/2018
								DA Lease Co.	25,000	01/31/2005
Philadelphia, PA								Pep Boys	22,000	09/30/2014
Columbus Crossing	2003	100%	142,166	2001	9	100%	15.22	Super Fresh Supermarket	61,506	09/30/2020
Philadelphia, PA								Old Navy	25,000	09/30/2008
								A.C. Moore	22,000	09/30/2011
Sunset Crossing	2003	100%	74,142	2002	6	96%	14.42	Giant Foods	54,332	06/30/2022
Dickson City, PA
The Commons	2004	100%	175,121	2000 - 2003	21	98%	10.03	Elder-Beerman Stores	54,500	01/31/2017
DuBois, PA								Shop ‘n Save	52,654	10/07/2015
Townfair Center	2004	100%	203,531	1995 - 2002	11	97%	7.68	Lowe’s Home Centers	95,173	12/31/2015
White Township, PA								Shop ‘n Save	50,000	02/08/2012
Lake Raystown Plaza	2004	100%	84,292	1995	9	100%	8.58	Giant Foods	39,244	07/31/2015
Huntingdon, PA

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of December 31, 2004
(continued)

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF	Major tenants [>=20,000 SF of GLA]

								Name	SF	Lease expiration

Franklin Village Plaza	2004	100%	303772 (3)	1987/1989	64	96%	17.93	Stop & Shop (3)	75,000	10/31/2025
Franklin, MA								Marshalls	26,890	01/31/2009
The Brickyard	2004	100%	274,553	1989 - 1990	5	98%	8.13	Sam’s Club	109,755	10/31/2010
Berlin, CT								The Home Depot	103,003	10/31/2010
								Syms	38,000	03/31/2010

			3,776,628		400	97%	11.03

DEVELOPMENT/REDEVELOPMENT PROPERTIES:
Camp Hill Mall	2002	100%	448,613	1958/2004	24	67%	8.12	Boscov’s	167,597	09/30/2010
Camp Hill, PA								Giant Foods	42,070	01/31/2011
								Barnes & Noble	24,908	01/31/2011
Golden Triangle	2003	100%	191,581	1960/2004	16	86%	10.33	LA Fitness	44,796	04/30/2020
Lancaster, PA								Marshalls	30,000	05/31/2010
								Staples	24,060	05/31/2012
								B&G Inc.	22,000	04/30/2009
Carbondale Plaza	2004	100%	129,915	1972	8	61%	5.23	Weis Markets	52,720	02/29/2016
Carbondale, PA
Huntingdon Plaza	2004	100%	151,277	1972 - 2003	13	50%	6.51	Peebles	22,060	01/31/2018
Huntingdon, PA
Hamburg Commons]	2004	100%	97,633	1988 - 1993	6	14%	9.64
Hamburg, PA
Meadows Marketplace	2004	100%	91,250	1972 - 2003	N/A	—	N/A	Giant Foods (4)	65,000	09/30/2025
South Hanover Township, PA

			1,110,269		67	57%	8.17

TOTAL PORTFOLIO			4,886,897		467	88%	$10.61

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As Of December 31, 2004
(continued)

(1)	“Stabilized properties” are those properties, with no development/redevelopment activities, having an occupancy rate of at least 80%.
(2)
Other than the partnerships owning the Red Lion and the LA Fitness Facility properties, the terms of the several joint venture agreements provide, among other things, that the minority interest partners receive certain preferential returns on their investments prior to any distributions to the Company.

(3)
Stop & Shop is presently constructing an addition to its existing 55,000 sq. ft. store which will increase the size to 75,000 sq. ft. Upon completion, which is estimated to be November 1, 2005, the extended lease term will run for 20 years from that date. The total GLA for the shopping center includes approximately 15,000 sq. ft. which will result from the Stop & Shop expansion.

(4)
Giant Foods has signed a 20-year lease for a 65,000 sq. ft. store at Meadows Marketplace. Development activities have commenced, are expected to cost approximately $10 million (including the cost of the land), and are projected to be competed in September 2005. At present, it is anticipated that this property will contain a total of approximately 91,000 sq. ft. of GLA.

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As Of December 31, 2004
(unaudited)

Property		Percent Owned	Maturity Date	Int. rate Dec 31, 2004			Pro rata share

					Balance, December 31,		December 31,

					2004	2003	2004	2003

Fixed-rate mortgages:
The Point		100.0%	Sep 2012	7.625%	$19,264,066	$19,575,315	$19,264,066	$19,575,315
Academy Plaza		100.0%	Mar 2013	7.275%	10,278,394	10,422,358	10,278,394	10,422,358
Port Richmond Village		100.0%	Apr 2008	7.174%	11,135,398	11,291,886	11,135,398	11,291,886
Washington Center Shoppes		100.0%	Nov 2007	7.530%	5,749,062	5,826,179	5,749,062	5,826,179
Red Lion		20.0%	Feb 2010	8.860%	16,458,559	16,590,396	3,291,712	3,318,079
Loyal Plaza		25.0%	Jun 2011	7.180%	13,532,016	13,676,519	3,383,004	3,419,130
Fairview Plaza		30.0%	Feb 2013	5.710%	5,940,932	6,017,539	1,782,280	1,805,262
Halifax Plaza		30.0%	Jan 2010	6.830%	4,100,000	4,190,000	1,230,000	1,257,000
Newport Plaza		30.0%	Feb 2010	6.830%	3,792,000	3,870,000	1,137,600	1,161,000
Newport Plaza		30.0%	Feb 2010	6.830%	1,444,584	1,475,784	433,375	442,735
Pine Grove Plaza		100.0%	Apr 2010	6.240%	5,737,500	5,887,500	5,737,500	5,887,500
Pine Grove Plaza		100.0%	Mar 2006	8.500%	387,807	387,807	387,807	387,807
Golden Triangle		100.0%	Apr 2008	6.000%	9,987,070	10,325,318	9,987,070	10,325,318
Townfair Center		100.0%	Mar 2008	6.000%	10,167,275	—	10,167,275	—
Franklin Village Plaza		100.0%	Nov 2011	4.810%	43,500,000	—	43,500,000	—

Total fixed-rate debt			5.8 years	6.530%	161,474,663	109,536,601	127,464,543	75,119,569

			[wtd-avg maturity]	[wtd-avg rate]
Variable-rate mortgages:
LA Fitness Facility		50.0%	Dec 2007	5.750%	4,955,346	4,558,803	2,477,673	2,279,402
Camp Hill Mall	(a)	100.0%	Nov 2005	4.368%	14,000,000	14,000,000	14,000,000	14,000,000
Swede Square		100.0%	N/A	N/A	—	5,560,000	—	5,560,000
Valley Plaza		100.0%	N/A	N/A	—	6,361,583	—	6,361,583
Wal-Mart Center		100.0%	N/A	N/A	—	5,440,988	—	5,440,988

Total variable rate mortgages			1.4 years	4.730%	18,955,346	35,921,374	16,477,673	33,641,973

			[wtd-avg maturity]	[wtd-avg rate]

Total mortgages			5.4 years	6.340%	180,430,009	145,457,975	143,942,216	108,761,541

			[wtd-avg maturity]	[wtd-avg rate]
Secured revolving credit facility	(b)	100.0%	Jan 2007	3.918%	68,200,000	17,000,000	68,200,000	17,000,000

Secured revolving credit facility			2.1 years	3.918%	68,200,000	17,000,000	68,200,000	17,000,000

			[wtd-avg maturity]	[wtd-avg rate]

Total debt			4.5 years	5.680%	$248,630,009	$162,457,975	$212,142,216	$125,761,541

			[wtd-avg maturity]	[wtd-avg rate]

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As Of December 31, 2004
(unaudited)
(continued)

Maturity schedule by year		Mortgage debt		Secured revolving credit facility	Total

		Scheduled amortization	Balloon payments

2005	(a)	$2,093,992	$14,000,000		$16,093,992
2006		2,163,478	431,119		2,594,597
2007	(b)	2,311,180	10,443,063	$68,200,000	80,954,243
2008		1,647,180	28,644,387		30,291,567
2009		1,542,018	—		1,542,018
2010		1,117,717	28,832,891		29,950,608
2011		44,492,470	12,285,642		56,778,112
2012		759,348	15,900,641		16,659,989
2013		53,733	13,711,150		13,764,883

		$56,181,116	$124,248,893	$68,200,000	$248,630,009

(a) In February 2005, the Company received a commitment for an aggregate of $49 million in construction financing, which provides for the repayment of the $14 million in original acquisiton financing, as well as funding for substantially all the projected redevelopment costs at the property. The facility will bear interest at 185 bps over LIBOR and mature in three years. At December 31, 2003, $7,000,000 of this obligation bore interest  at a variable rate.

 (b) The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2007.

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CEDAR SHOPPING CENTERS, INC
Consolidated Joint Ventures Information
(unaudited)

		As of December 31, 2004

Property	Partners’ percent	Real estate, net	Mortgage loans payable	Other assets liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,594,588	$13,532016	$971,027	$4,520,684	$2,512,915	$7,033,599
Red Lion	80%	18,994,194	16,458,559	1,696,776	2,815,665	1,416,749	4,232,413
Fairview Plaza (d)	70%	8,871,938	5,940,932	(327,522)	1,561,199	982,285	2,543,484
Halifax Plaza (d)	70%	5,570,758	4,100,000	(109,082)	1,162,462	199,214	1,361,676
Newport Plaza (d)	70%	6,474,162	5,263,584	60,251	1,053,464	244,365	1,297,829
LA Fitness Facility	50%	5,930,789	4,955,346	243,549	881,015	337,977	1,218,992

		$65,436,431	$50,223,437	$2,474,999	$11,994,488	$4,693,505	$17,687,993

		For the year ended December 31, 2004

Property	Partners’ percent Cedar								Share of property net income

		Property-level operations							Partners

		Revenues	Operating expenses	Depreciation/ amortization	Interest	Total expenses	Net income		Regular	Preference	Cedar (b)

Loyal Plaza	75%	$2,773,959	$756,499	$435,848	$2,223,689	$1,617,582	$550,270		$412,703	$137,567	$—
Red Lion	80%	3,190,854	971,678	520,518	1,614,653	3,106,849	84,005		67,204	—	16,801
Fairview Plaza (d)	70%	957,259	158,007	192,192	346,940	697,123	260,136	}
Halifax Plaza (d)	70%	749,001	178,034	127,991	286,870	592,895	156,106	}	417,724	35,805	143,220
Newport Plaza (d)	70%	902,403	213,562	146,510	361,824	721,896	180,507	}
LA Fitness Facility	50%	743,702	29,177	109,522	288,866	427,565	316,137		158,068	—	158,069

		$9,317,178	$2,306,957	$1,532,201	$3,930,859	$7,770,017	$1,547,161		$1,055,699	$173,372	$318,090

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CEDAR SHOPPING CENTERS, INC
Consolidated Joint Ventures Information
(unaudited)
(continued)

Property	Partners’ percent	Cedar		Share of FFO

				Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$726,442	$245,618	$972,060
Red Lion	80%	20%		413,334	103,334	516,668
Fairview Plaza (d)	70%	30%	}
Halifax Plaza (d)	70%	30%	}	735,662	309,800	1,045,462
Newport Plaza (d)	70%	30%	}
LA Fitness Facility	50%	50%		209,258	209,258	418,516

				$2,084,696	$868,010	$2,952,706

(a) The Partners/Cedar shares of equity, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the cumulative effect of preference returns to joint venture partners.

 (b) Includes limited partners’ share.

 ( c) Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned entities.

 (d) As each of these three properties is under an umbrella partnership, any shortfall in required preference payments by any one of the properties will be offset by excess cash flow from any of the other properties.

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CEDAR SHOPPING CENTERS, INC.
Tenant Concentration Schedule
As Of December 31, 2004
(unaudited)

Tenant	Number of stores	Sq ft	Percentage Sq ft	Annualized base rents	Annualized base rents per sq ft	Percentage Annualized base rents

Giant Foods/Stop & Shop	9	467,218	9.56%	4,977,671	10.65	10.90%
LA Fitness	3	122,996	2.52%	1,743,072	14.17	3.82%
Staples	5	110,663	2.26%	1,419,992	12.83	3.11%
United Artists Theatre Group	1	77,700	1.59%	1,328,950	17.10	2.91%
Wal-Mart/Sam’s Club	2	205,237	4.20%	1,255,618	6.12	2.75%
Shop ‘n Save	2	102,654	2.10%	854,151	8.32	1.87%
Boscov’s	1	167,597	3.43%	742,071	4.43	1.62%
Home Depot	1	103,003	2.11%	669,520	6.50	1.47%
Super Fresh Super Markets	1	61,506	1.26%	650,000	10.57	1.42%
Best Buy	1	46,000	0.94%	619,083	13.46	1.36%

Sub-total top ten tenants	26	1,464,574	29.97%	14,260,128	9.74	31.21%
Remaining tenants	441	2,841,931	58.15%	31,426,631	11.06	68.79%

Sub-total all tenants	467	4,306,505	88.12%	45,686,759	10.61	100.00%
Vacant	N/A	580,392	11.88%	N/A	N/A	N/A

Total (including vacant)	467	4,886,897	100.00%	45,686,759	9.35	N/A

(a) Includes locations presently undergoing development and/or redevelopment activities.

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CEDAR SHOPPING CENTERS, INC.
Lease Expiration Schedule
As Of December 31, 2004
(unaudited)

Number of tenants	Sq ft	Percentage of total sq ft	Year leases expire	Annualized expiring base rents	Annualized expiring per sq ft	Percentage Annualized expiring base rents

7	16,408	0.34%	M-T-M	222,204	13.54	0.49%
59	261,006	5.34%	12/31/2005	3,834,964	14.69	8.39%
72	338,070	6.92%	12/31/2006	4,052,099	11.99	8.87%
69	256,746	5.25%	12/31/2007	3,500,779	13.64	7.66%
60	315,159	6.45%	12/31/2008	4,501,449	14.28	9.85%
65	365,089	7.47%	12/31/2009	3,456,886	9.47	7.57%
20	548,188	11.22%	12/31/2010	3,968,642	7.24	8.69%
20	307,169	6.29%	12/31/2011	2,615,937	8.52	5.73%
22	206,248	4.22%	12/31/2012	2,166,175	10.50	4.74%
15	124,287	2.54%	12/31/2013	1,438,628	11.58	3.15%
19	150,311	3.08%	11/30/2014	1,963,743	13.06	4.30%
8	229,774	4.70%	12/31/2015	1,966,064	8.56	4.30%
4	125,924	2.58%	6/30/2016	943,548	7.49	2.07%
3	144,737	2.96%	5/31/2017	1,452,867	10.04	3.18%
6	266,066	5.44%	12/31/2018	3,410,374	12.82	7.46%
4	113,493	2.32%	10/31/2019	1,018,169	8.97	2.23%
4	267,830	5.48%	12/2/2020	1,668,279	6.23	3.65%
5	107,005	2.19%	10/23/2021	1,441,367	13.47	3.15%
3	82,995	1.70%	6/30/2022	1,046,586	12.61	2.29%
1	5,000	0.10%	7/31/2024	68,000	13.60	0.15%
1	75,000	1.53%	10/31/2025	950,000	12.67	2.08%

467	4,306,505	88.12%		45,686,759	10.61	100.00%
N/A	580,392	11.88%	Vacant	N/A	N/A	N/A

467	4,886,897	100.00%	Total portfolio	45,686,759	9.35	N/A

(a) Includes locations presently undergoing development and/or redevelopment activities.